                                                                     EXHIBIT 4.2

NUMBER                                                             SHARES
CLRS                                 CLARUS
                    INCORPORATED UNDER THE LAWS OF DELAWARE

COMMON STOCK                                                   CUSIP 182707 10 9
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT




IS THE OWNER OF



FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.0001 PAR VALUE, OF
                              CLARUS CORPORATION
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

                                       SEAL
COUNTERSIGNED AND REGISTERED:
   FIRST UNION NATIONAL BANK
       (CHARLOTTE, N.C.)
                     TRANSFER AGENT
                     AIJ REGISTRAR

                            /s/ Arthur G. Walsh, Jr.   /s/ Steven P. Jeffery
                            -------------------------  ------------------------
BY                                  SECRETARY            PRESIDENT AND CHIEF
  ------------------------                                EXECUTIVE OFFICER
     AUTHORIZED SIGNATURE

                              CLARUS CORPORATION

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST SHALL BE MADE IN WRITING AND MAY BE MADE TO THE CORPORATION OR TO THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common              UNIF GIFT MIN ACT - _________ Custodian _________
     TEN ENT - as tenants by the entireties                            (Cust)             (Minor)
     JT TEN  - as joint tenants with right of                        under Uniform Gifts to Minors
               survivorship and not as tenants                       Act_______  _________________
               in common                                                             (State)

               Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, __________________ HEREBY  SELL, ASSIGN AND TRANSFER
UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------

----------------------------------------



--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                         Shares
------------------------------------------------------------------------
of the common stock represented by the within the Certificate,and do hereby irrevocably constitute and appoint

                                                                       Attorney
----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
      --------------------------


                                   X
                                     ------------------------------------------
                                   X
                                     ------------------------------------------
                            NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.




          Signature(s) Guaranteed:
                                     ------------------------------------------
                                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                     ELIGIBLE GUARANTOR INSTITUTION SUCH AS A
                                     SECURITIES BROKER/DEALER, COMMERCIAL BANK,
                                     TRUST COMPANY, SAVINGS ASSOCIATION OR A
                                     CREDIT UNION PARTICIPATING IN A MEDALLION
                                     PROGRAM PURSUANT TO RULE 17\d-15 OF THE
                                     SECURITIES EXCHANGE ACT OF 1934, AS
                                     AMENDED.





  KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO
                  THE ISSUANCE OF A REPLACEMENT CERTIFICATE.